Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 16: — COMMITMENTS AND CONTINGENT LIABILITIES

a.	Companies of the Group have leased offices, warehouse space and equipment under operating leases for periods through 2015. The minimum annual rental payments, under non-cancelable lease agreements, are as follows:

December 31, 2011
2012	$2,670
2013	2,026
2014	1,516
2015	2,324
2016	—
Thereafter	—

$8,536

Total rent expenses were $3,755, $3,285 and $2,920 for the years ended December 31, 2011, 2010 and 2009, respectively.

b.	Royalty commitments:

The Company is committed to pay royalties at the rate of 3.0% to 3.5% to the government of Israel through the Office of the Chief Scientist (“OCS”) on proceeds from sales of products in which the government participates in the research and development by way of grants. The obligation to pay these royalties is contingent on actual sales of the products and, in the absence of such sales, no payment is required. The commitment is on a product by product basis, in an amount not exceeding the total of the grants received by the Company, including interest accrued thereon, and is linked to the U.S. dollar. Commencing in 1999, grants are subject to interest at a rate of LIBOR (cost of borrowing funds in U.S. dollars). As of December 31, 2011 and 2010, the aggregate contingent liability to the OCS was approximately $10,609 and $11,606, respectively.

Royalty payments to the OCS were $736, $990 and $756 for the years ended December 31, 2011, 2010 and 2009, respectively.

c.	Legal proceedings:

From time to time the Company is subject to litigation arising in the ordinary course of business. Except for the accrual with respect to the Israeli taxation cases (see c.3 below), no accruals for any lawsuits, to which the Company is party, are required in the financial statements. Additionally, the Company is party to certain lawsuits disclosed herein; whose outcome the Company does not believe will have a material adverse effect on its consolidated financial statements.

1.	Legal actions commenced by the Company:

i.	Company’s lawsuit related to Ireland:

On June 15, 2008, the Company brought a lawsuit in the District Court seeking a declaratory ruling and permanent injunction against Sun from taking actions to hinder the Company’s efforts to sell its Irish operations. This is legacy litigation from the change in control of the Company in September 2010, and the lawsuit, at this time, is dormant.

ii.	Company’s lawsuit related to Ovide ® (malathion) Lotion:

On July 27, 2009, the Company filed a lawsuit against Synerx Pharma, LLC, DPT Laboratories, Ltd. and Karalex Pharma, LLC (a subsidiary of Eagle Pharmaceuticals, Inc.) in the United States District Court for New Jersey for infringement of its United States Patent No. 7,560,445 covering its Ovide® (malathion) Lotion, 0.5%. The suit alleges that the defendants’ generic malathion lotion, 0.5%, directly or indirectly infringes on Taro’s patent. This matter was settled in early 2011 with no material impact on the Company’s financial position.

On April 28, 2011, the Company filed a lawsuit against Suven Life Sciences Ltd. (“Suven”) in the United States District Court of New Jersey for infringement of its United States Patent No. 7,560,445 covering its Ovide ® (malathion) Lotion, 0.5%. The suit alleges that Suven’s ANDA seeking approval from the FDA to sell its own malathion lotion infringes Taro’s patent.

2.	Litigation related to Israeli taxation:

i.	The Company challenged a tax assessment by the Israel Income Tax Authority (“ITA”) on certain options granted in 1992 to certain officers of Taro U.S.A. The ITA claimed that taxes should have been withheld by the Company and assessed a payment of approximately $34,000 nominal amount of tax and approximately $19,000 in interest and other charges to be paid by Taro. In January 2008, the Company filed an appeal against the assessment with the Haifa District Court. In addition, applications for the conduct of Mutual Agreement Proceedings (“MAP”) pursuant to the Israel-United States tax treaty with respect to this matter have been filed both with the Israel Tax Authority and the U.S. Internal Revenue Service. MAP proceedings are intended to resolve matters of double taxation; the Company itself is not a party to those MAP proceedings. The Company and the ITA reached an agreement related to the tax assessment and the Company paid the ITA NIS 7,500 on October 5, 2011.

ii.	On December 31, 2009, the Company and the ITA reached an agreement related to a tax assessment for the Company’s taxes for the years 2002 and 2003. The Company is fully reserved for the amounts agreed to with the ITA and believes that an unfavorable result is more likely than not (see Note 18).

3.	Other Legal Actions:

i.	On November 10, 2004, the Company was sued in the Superior Court of New Jersey in Atlantic County along with other defendants in a purported class action lawsuit for alleged personal injuries related to defendants’ sale of amiodarone. On June 9, 2010, the class action case was dismissed with prejudice, with a window of 150 days for individual claimants to file lawsuits. Only one suit was commenced against the Company. In early 2011, an agreement to resolve this matter was reached which had no material impact on the Company’s financial position.

ii.	A group of former Israeli soldiers have filed three lawsuits for personal injury against the Municipality of Haifa, The Israel Oil Refineries Ltd., The Haifa Town Union Sewage and Haifa Chemicals Ltd. alleging that they contracted serious illnesses as a result of their military service which included diving in the Kishon River near Haifa Bay. In 2005, the Company and over 40 municipalities, governmental entities (including the State of Israel), cooperative villages (kibbutzim) and other companies, were named as third party defendants in these lawsuits. The hearing of the lawsuits was consolidated with the hearing of another lawsuit filed by a group of fishermen also claiming to suffer from serious illnesses as a result of their activities in the Kishon River. The proceedings are currently in different stages, during which the parties present the evidence in the cases to the court.

iii.	On March 7, 2011, the Company was sued by The Blackstone Group L.P. (“Blackstone”) in the Supreme Court of the State of New York, County of New York. The lawsuit alleges breach of contract relating to fees under an agreement whereby Blackstone would provide certain financial advisory services to the Company. Blackstone originally sought $6.3 million in fees and expenses and has subsequently amended its pleadings to adjust its claim to $3.7 million. The parties are currently in the discovery phase of the litigation, and the Company denies liability in the matter.

d.	In 2008, the Company entered into severance agreements tied to a change in control, with certain executives whereby each executive would receive salary and benefits for a period of time if terminated after a change in control. In November 2010 and April 2011, the Company terminated employment of certain of these executives.

e.	On April 29, 2011, the Board ratified a collective bargaining agreement dated as of April 6, 2011 (the “Agreement”) among Taro, the Histadrut Trade Union and Taro’s Employees Committee on behalf of Taro’s Israeli employees. The Agreement has a term of five years and automatically renews for two-year periods unless notice is provided by either side prior to the end of a term. The Agreement memorializes current employee-employer relations practices of Taro as well as additional rights relating to job security, compensation and other benefits. Additionally, the Agreement, inter alia, provides for a one-time payment of $1,500 (payable in NIS) to be divided among Taro’s Israeli employees as of the date of the Agreement. This amount has been accrued as of December 31, 2010.

f.	Licensing Agreements:

1.

In May 2010, Taro and Quinnova Pharmaceuticals, Inc. entered into an agreement to co-promote Taro’s Topicort ® and desoximetasone products. Under the terms of the arrangement, Taro manufactured and Quinnova co-promoted the products. The parties mutually agreed to terminate the agreement in January 2011.

2.	In May 2010, Taro and Glenmark Generics Inc., USA, a wholly owned subsidiary of Glenmark Generics Ltd., India (“Glenmark”), entered into an exclusive license and supply agreement for a branded product. Glenmark manufactures the product and Taro distributes the product to customers. Taro made an up-front payment of $2,500 for distribution rights and an additional payment of $2,500 upon the first shipment to customers, for a total of $5,000, which is being amortized over six years. Taro also pays royalties based on the amounts of sales to its customers.

g.	Other:

Payments to pharmacies for Medicaid-covered outpatient prescription drugs are set by the states. For multiple source drugs, Federal reimbursements to states for the Federal share of those payments are subject to a Federal upper limit (FUL) ceiling. Health care reform legislation enacted in March 2010 changed the methodology by which the Centers for Medicare & Medicaid Services (CMS) calculates the FULs so that, effective October 1, 2010, the methodology is based on the weighted-average of the average manufacturer prices (AMPs) reported to the government by manufacturers of each of the therapeutically equivalent multiple source drugs. Effective October 1, 2010, the legislation also changed the definition of AMP to exclude sales to certain customer classes that were previously included. In addition, under the Medicaid Drug Rebate Program, manufacturers are required, as a condition of Federal payment for their drugs under Medicaid, to pay rebates to state Medicaid programs on drugs dispensed to Medicaid beneficiaries in the state. The amount of the rebate is based on the AMP of the drug. Besides changing the definition of AMP, the health care reform legislation increased the minimum Medicaid Rebate, effective January 1, 2010.